Simplify Gold Strategy ETF

YGLD

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

August 28, 2026

www.simplify.us/etfs	Advised by: Simplify Asset Management Inc. 10845 Griffith Peak Drive, 2/F Las Vegas, NV 89135 phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated August 28, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodity Futures Trading Commission nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NYSE Arca, Inc.

FUND SUMMARY – SIMPLIFY GOLD STRATEGY ETF (formerly Simplify Gold Strategy PLUS Income ETF)

Investment Objective: The Simplify Gold Strategy ETF (the “Fund” or “YGLD”) seeks income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.04%
Acquired Fund Fees and Expenses(2)	0.08%
Total Annual Fund Operating Expenses	0.62%

(1)	Other Expenses includes interest expenses.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed ETF. The adviser seeks to fulfill the Fund’s investment objective by using two strategies: (1) a gold strategy, and (2) an income generating strategy.

Gold Strategy

The adviser seeks capital appreciation through a gold strategy. Under normal market conditions, at the start of each quarter, the adviser selects gold related instruments so that the total value of economic exposure to gold is approximately 100% to 200% of the net assets of the Fund. The adviser uses a proprietary economic model to establish gold exposure along the 100% to 200% continuum. The proprietary model uses historical data to identify price and volatility trends and then predict current market behavior. The adviser increases or decreases gold exposure based on the direction of the trends. The adviser expects to adjust this exposure quarterly. However, the adviser will rebalance more frequently, if needed, to comply with the Investment Company Act of 1940 and its regulations related to derivatives. The gold related instruments in which the Fund invests are gold futures, US exchange-traded products with direct exposure to gold (“Gold ETPs”), US exchange-traded funds with indirect exposure to gold primarily through gold futures, options, or other derivative instruments (“Gold ETFs”), and options and swaps linked to Gold ETFs and Gold ETPs as well as swaps and options on gold. The adviser selects the instrument or instruments it believes present the most economically efficient means to capture gold returns. The adviser may reallocate among instruments when one becomes more economically efficient.

Gold Futures and Swaps

Gold futures are intended to track, although not lockstep, the price of gold. The Fund invests in standardized gold futures contracts traded on commodity exchanges registered with the Commodity Futures Trading Commission, such as the Commodity Exchange Inc. (commonly known as COMEX), which is a part of the Chicago Mercantile Exchange Group. The value of gold futures is determined by reference to 100 troy ounces of gold subject to an assay minimum of 995 fineness (i.e. 99.5% pure). The adviser invests primarily in front-month gold futures. Front-month gold futures contracts are those contracts with the shortest time to maturity. The adviser will roll futures contracts prior to their expiration into a contract with a longer maturity, although this does not produce rebalancing.

The Fund may also gain exposure to gold by entering into swap agreements that use gold, a Gold ETF or Gold ETP as the reference asset. A swap agreement is a two-party contract entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The swap agreements entered into by the Fund may provide exposure to a single Gold ETF and/or Gold ETP, multiple Gold ETPs and/or Gold ETFs, or solely to gold. The particular Gold ETF or Gold ETP used as the reference asset for one or more of the Fund’s swap agreements may change at any time based on a variety of factors, including market conditions, counterparty terms, and the liquidity, performance, and fees of those Gold ETFs and Gold ETPs.

Gold ETPs and Gold ETFs

Gold ETPs are investment vehicles that track the price of gold by directly holding actual gold (called “spot”) as their underlying asset while Gold ETFs primarily invest in gold futures, options, swaps, or other derivative instruments to gain exposure to gold. The Gold ETPs and Gold ETFs trade on a U.S.-regulated securities exchange. Unlike Gold ETFs, Gold ETPs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The adviser selects specific Gold ETPs and Gold ETFs that it believes offer sufficient liquidity and relatively low expenses.

Options on Gold, Gold Futures, Gold ETFs and Gold ETPs

In effectuating the Fund’s gold strategy, the Fund may purchase call options contracts that utilize gold, gold futures, a Gold ETF or Gold ETP as the reference asset. To implement the gold options strategy, the Fund invests in over-the-counter options on gold and traditional exchange-traded options on gold futures, Gold ETFs, Gold ETPs, or an index of Gold ETPs and/or FLexible EXchange® options (“FLEX Options”) that utilize a Gold ETF or Gold ETP as the reference asset. The Fund will close out over-the-counter options on gold prior to expiration so that it does not take delivery of gold. The Fund expects to primarily invest in options contracts that are listed, traded and cleared on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract.

Option Strategy

The adviser seeks additional capital gains through an option strategy. However, gains from written option premiums are often referred to as income. The option strategy consists of an exchange-traded and over-the-counter (“OTC”) put and call buying and writing strategy on instruments linked to gold. A call option gives the owner the right, but not the obligation, to buy a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. A put option gives the owner the right, but not the obligation, to sell index futures or sell a security, index future, ETF, or reference asset at a specified price (strike price) within a specific time period. The adviser focuses on creating synthetic-type exposure to gold by writing put options and buying call options on gold-linked reference assets. This paired (or two-leg) option strategy is referred to in option industry parlance as a “risk reversal” strategy.

Risk Reversal

A risk reversal strategy involves buying an out-of-the-money call and selling an out-of-the-money put. For example, if the reference asset price is currently $100, the Fund might buy a call at the $105 strike price and sell an out-of-the-money put at the $95 strike price. The initial cost of the strategy would be small and may potentially provide a net credit. If the reference asset price at expiration is above the $105 strike, the Fund would begin to profit at a one-to-one ratio and the written put would expire worthless. If the reference asset price goes below the $95 strike, the Fund would begin to lose at the same one-to-one ratio and the purchased call would expire worthless. In terms of return profile, it is similar to being long the gold-linked instrument, but at a much lower initial cost.

Generally, the adviser selects among the options linked strategies based upon its evaluation of relative value based on cost, strike price (price that the optioned asset can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on approaching maturity or opportunistic portfolio rebalancing. The Fund anticipates purchasing and selling options on a weekly, monthly, quarterly, and annual basis, depending upon the adviser’s strategy outlook and the individual option expiration dates. However, the Fund may adjust its option portfolio on a more frequent basis for a number of reasons such as if market volatility renders the return profile provided by the option strategy less effective or ineffective or an option position has appreciated to the point that it is prudent to decrease the Fund’s exposure and realize gains for the Fund’s shareholders. While the option strategy is intended to improve the Fund’s performance, there is no guarantee that it will do so.

The Fund is deemed to be concentrated because it holds the economic equivalent of more than 25% of its net assets in gold futures contracts.

Income Generating Strategy

To the extent Fund assets are not consumed by the gold strategy and to serve as collateral for certain derivative positions, the adviser deploys assets through an income strategy focused on high-quality short-term debt instruments. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Subsidiary

The Fund expects to gain exposure to certain gold related instruments such as futures and certain options markets by investing up to 25% of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Fund’s investment adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to certain gold related instruments such as gold futures and certain options markets in accordance with applicable rules and regulations.

The Fund, by investing in the Subsidiary when viewed together with the Fund, will operate as though it is subject to the protections offered to investors in registered investment companies with respect to Sections 8 and 18 of the 1940 Act (regarding investment policies, capital structure and leverage), Section 15 of the 1940 Act (regarding investment advisory contracts) and Section 17 of the 1940 Act (regarding affiliated transactions and custody). The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the adviser in managing the Subsidiary’s investment portfolio, is subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, when viewed on a consolidated basis.

The Fund is a “commodity pool” under the U.S. Commodity Exchange Act (“CEA”), and the adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund under CFTC and Securities and Exchange Commission (“SEC”) harmonized regulations. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Gold Risk. The price of gold may be volatile and gold futures contracts may be highly sensitive to the price of gold. The price of gold can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Gold prices may be influenced by the fact that physical gold has sales commission, storage, insurance, and auditing expenses, which may tend to reduce trading and liquidity.

Gold Futures Risk. The Fund’s use of gold futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying gold bullion due to factors such as temporary, or even long-term, supply and demand imbalances, speculation, or other pressures on the market. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own gold-related specific risks, but the adviser expects the principal investments risks of such ETFs and ETPs will be similar to the risks of investing in the Fund. The Gold ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act.

Derivatives Risk. Options and gold futures, for example, are derivative investments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

●	Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. The Fund’s options also may fail to track the performance of their underlying reference asset, which may limit the effectiveness of the Fund’s strategy. The potential loss from written options can exceed the Fund’s initial investment in such options and could be unlimited. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

●	Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Active Management Risk. The Fund is subject to the risk that its investment management strategy may not produce the intended results and may negatively impact Fund performance.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Concentration Risk. The Fund’s net asset value may fluctuate more than that of a fund that does not hold the economic equivalent of more than 25% of its net assets in gold futures contracts.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk. The use of leverage by the Fund, such as through the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Over-the-Counter Market Risk. Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

Volatility Risk. Significant short-term price movements could adversely impact the performance of the Fund. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index, Solactive Gold Spot Index, tracks the U.S. dollar price of gold and is included as a performance benchmark that reflects the Fund’s core gold exposure component. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

Calendar Year Ended December 31, 2025

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 21.44% (quarter ended March 31, 2025) and the Fund’s lowest quarterly return was 14.72% (quarter ended December 31, 2025).

The calendar year-to-date total return of the Fund as of June 30, 2026 was -20.08%.

Average Annual Total Returns
(for the Periods Ended December 31, 2025)

	1 Year	Since Inception (12/2/24)
Return Before Taxes	101.59%	84.09%
Return After Taxes on Distributions	90.65%	74.81%
Return After Taxes on Distributions and Sale of Fund Shares	59.95%	60.36%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	5.06%
Solactive Gold Spot Index (reflects no deduction for fees, expenses or taxes)	64.41%	57.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, Chief Investment Officer of the Adviser, and Emilio Freire Bauzano, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Dr. Berns and Mr. Bauzano have each served the Fund as a portfolio manager since it commenced operations and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.